Exhibit h(iii)
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January 06, 2005


USAA Mutual Fund, Inc.,
USAA Investment Trust,
USAA Tax Exempt Fund, Inc.,
USAA State Tax-Free Trust, and
USAA Life Investment Trust, not in their individual capacities but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A hereto
9800 Fredericksburg Road
San Antonio, Texas 78288

Attention:      Christopher W. Claus, President
                Kristi A. Matus, President

Ladies and Gentlemen:

         This Facility Agreement Letter (this "AGREEMENT") sets forth the terms and conditions for loans (each a "LOAN" and collectively the "LOANS") which USAA Capital Corporation ("CAPCO"), agrees to make during the period commencing January 06, 2005 and ending January 05, 2006 (the "FACILITY PERIOD") to USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust, and each investment company which may become a party hereto pursuant to the terms of this Agreement (each a "BORROWER" and collectively the "BORROWERS"), each of which is executing this Agreement not in its individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower as set forth on SCHEDULE A (as hereafter modified or amended in accordance with the terms hereof) (each a "FUND" and collectively the "FUNDS"), under a master revolving credit facility (the "FACILITY"). This Agreement replaces in its entirety that certain Facility Agreement Letter dated January 8, 2004, as heretofore amended or modified, between the Borrowers and CAPCO. CAPCO and the Borrowers hereby agree as follows:

         1. AMOUNT. The aggregate principal amount of the Loans to be advanced under this Facility shall not exceed, at any one time outstanding, U.S. $300,000,000 (the "COMMITMENT"). The aggregate principal amount of the Loans which may be borrowed by a Borrower for the benefit of a particular Fund under the Facility shall not exceed the percentage (the "BORROWING LIMIT") of the total assets of such Fund as set forth on SCHEDULE A.

         2. PURPOSE AND LIMITATIONS ON BORROWINGS. Each Borrower will use the proceeds of each Loan made to it solely for temporary or emergency purposes of the Fund for whose benefit it is borrowing in accordance with such Fund's Borrowing Limit and prospectus in effect at the time of such Loan. Portfolio securities may not be purchased by a Fund while there is a Loan outstanding under the Facility for the benefit of such Fund, if the aggregate amount of such Loan exceeds 5% of the total assets of such Fund. The Borrowers will not, and will not permit any Fund to, directly or indirectly, use any proceeds of any Loan for any purpose, that would violate any provision of any applicable statute, regulation, order, or restriction.

         3. BORROWING RATE AND MATURITY OF LOANS. CAPCO shall make Loans to a Borrower and the principal amount of each Loan outstanding from time to time shall bear interest from the date each such Loan is made to, but excluding the date of payment in full thereof, at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets.(This is the rate at which CapCo makes loans

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to all affiliates and  subsidiaries.)  Interest on the Loans shall be calculated on the basis of a year of 360 days and the actual days elapsed but shall not exceed the highest lawful rate. Each loan will be for an established number of days agreed upon by the applicable Borrower and CAPCO on or before the date of such Loan. Any past due principal and/or accrued interest shall bear interest at a rate per annum equal to the aggregate of the "FEDERAL FUNDS RATE" plus 1.50 percent (150 basis points), but not to exceed the highest lawful rate, from the date of any such payment was due, but excluding the date of payment in full thereof, and shall be payable on demand.

         4. ADVANCES, PAYMENTS, PREPAYMENTS AND READVANCES. Upon each Borrower's request, and SUBJECT TO the terms and conditions contained herein, CAPCO shall make Loans to each Borrower on behalf of and for the benefit of its respective Fund(s) during the Facility Period, and each Borrower may borrow, repay and reborrow Loans hereunder. The Loans shall be evidenced by a duly executed and delivered Master Grid Promissory Note in the form of EXHIBIT A (the "NOTE"). Each Loan shall be in an aggregate amount not less than U.S. $100,000 and increments of U.S. $1,000 in excess thereof. Payment of principal and interest due with respect to each Loan shall be payable at the maturity of such Loan and shall be made in funds immediately available to CAPCO prior to 2:00 p.m. San Antonio, Texas time on the day such payment is due, or as CAPCO shall otherwise direct from time to time and, SUBJECT TO the terms and conditions hereof, may be repaid with the proceeds of a new borrowing hereunder. Notwithstanding any provision of this Agreement to the contrary, all Loans, accrued but unpaid interest and other amounts payable hereunder shall be due and payable upon termination of the Facility (whether by acceleration or otherwise).

         5. FACILITY FEE. Beginning with the date of this Agreement and until such time as all Loans have been irrevocably repaid to CAPCO in full, and CAPCO is no longer obligated to make Loans, each Fund (to be allocated among the Funds as the Borrowers deem appropriate) severally shall pay to CAPCO its allocated share of a facility fee (the "FACILITY FEE"). The Facility Fee will be the Borrowers' assessed proportionate share of CAPCO's operating expenses related to obtaining/maintaining CAPCO's funding programs. The expense will be allocated by CAPCO to the Borrowers and to the other CAPCO borrowers (CAPCO affiliates and subsidiaries) based on the Borrowers' Commitment (as it may be reduced pursuant to SECTION 6) as a percentage of the total amount of borrowing authorized for all CAPCO borrowers. In no event will the Facility Fee exceed .09 of one percent (9 basis points) of the amount of the commitment, nor will it exceed the fee charged any other CAPCO affiliates and subsidiaries under similar loan arrangements.

         6. OPTIONAL TERMINATION OR REDUCTION OF COMMITMENT. The Borrowers on behalf of the applicable Funds shall have the right upon at least three business days prior written notice to CAPCO, to terminate or reduce the unused portion of the Commitment. Any such reduction of the Commitment shall be in the amount of U.S. $5,000,000 or any larger integral multiple of U.S. $1,000,000 (EXCEPT that any reduction may be in the aggregate amount of the unused Commitment). Accrued fees with respect to the terminated Commitment shall be payable to CAPCO on the effective date of such termination.

         7. MANDATORY TERMINATION COMMITMENT. The Commitment shall automatically terminate on the last day of the Facility Period and any Loans then outstanding (TOGETHER WITH accrued interest thereon and any other amounts owing hereunder) shall be due and payable on such date.

         8. COMMITTED FACILITY. CAPCO acknowledges that the Facility is a committed facility and that CAPCO shall be obligated to make any Loan requested during the Facility Period under this Agreement, subject to the terms and conditions hereof; PROVIDED, HOWEVER, that CAPCO shall not be obligated to make any Loan if this Facility has been terminated by the Borrowers, or to a Borrower on behalf of a proposed borrowing Fund, if at the time of a request for a Loan by a Borrower (on behalf of

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such  applicable  borrowing Fund) there exists any Event of Default or condition which, with the passage of time or giving of notice, or both, would constitute or become an Event of Default with respect to such Fund.

         9. LOAN REQUESTS. Each request for a Loan (each a "BORROWING NOTICE") shall be in writing by the applicable Borrower, EXCEPT that such Borrower may make an oral request (each an "ORAL REQUEST") PROVIDED THAT each Oral Request shall be followed by a written Borrowing Notice within one business day. Each Borrowing Notice shall specify the following terms ("TERMS") of the requested
Loan: (i) the date on which such Loan is to be disbursed, (ii) the principal amount of such Loan, (iii) the Borrower which is borrowing such Loan, (iv) the Fund(s) for whose benefit the Loan is being borrowed and the amount of the Loan which is for the benefit of each such Fund, and (v) the requested maturity date of the Loan. Each Borrowing Notice shall also set forth the total assets of each Fund for whose benefit a portion of the Loan is being borrowed as of the close of business on the day immediately preceding the date of such Borrowing Notice. Borrowing notices shall be delivered to CAPCO by 9:00 a.m. San Antonio, Texas time on the day the Loan is requested to be made.

Each Borrowing Notice shall constitute a representation to CAPCO by the applicable Borrower on behalf of the proposed borrowing Fund(s) of such Borrower that all of the representations and warranties made by such Borrower on behalf of the applicable borrowing Fund(s) of such Borrower in SECTION 12 are true and correct as of such date and that no Event of Default or other condition which with the passage of time or giving of notice, or both, would result in an Event of Default, has occurred or is occurring with respect to such borrowing Fund(s).

         10. CONFIRMATIONS; CREDITING OF FUNDS; RELIANCE BY CAPCO. Upon receipt by CAPCO of a Borrowing Notice:

                  (a) CAPCO shall send the applicable Borrower written confirmation of the Terms of such Loan via facsimile or telecopy, as soon as reasonably practicable; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of such Borrower;

                  (b) CAPCO shall make such Loan in accordance with the Terms by transfer of the Loan amount in immediately available funds, to the account of the applicable Borrower as specified in EXHIBIT B or as such Borrower shall otherwise specify to CAPCO in a writing signed by an Authorized Individual (as defined in SECTION 11) of such Borrower and sent to CAPCO via facsimile or telecopy; and

                  (c) CAPCO shall make appropriate entries on the Note or the records of CAPCO to reflect the Terms of the Loan; PROVIDED, HOWEVER, that the failure to do so shall not affect the obligation of any borrowing Fund.

CAPCO shall be entitled to rely upon and act hereunder pursuant to any Oral Request, which it reasonably believes to have been made by the applicable Borrower through an Authorized Individual. If any Borrower believes that the confirmation relating to any Loan contains any error or discrepancy from the applicable Oral Request, such Borrower will promptly notify CAPCO thereof.

         11. BORROWING RESOLUTIONS AND OFFICERS' CERTIFICATES. Prior to the making of any Loan pursuant to this Agreement, the Borrowers shall have delivered to CAPCO (a) the duly executed Note, (b) resolutions of each Borrower's Board of Directors/Trustees authorizing each Borrower to execute, deliver and perform this Agreement and the Note on behalf of the applicable Funds, (c) an Officer's Certificate in substantially the form set forth in EXHIBIT D, authorizing certain individuals ("AUTHORIZED INDIVIDUALS"), to take on behalf of each Borrower (on behalf of the applicable Funds) actions

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contemplated  by this  Agreement and the Note, and (d) the opinion of counsel to
USAA Investment Management Company, manager and advisor to the Borrowers, with respect to such matters as CAPCO may reasonably request.

         12. REPRESENTATIONS AND WARRANTIES. In order to induce CAPCO to enter into this Agreement and to make the Loans provided for hereunder, each Borrower hereby severally, makes on behalf of each of its respective series of Funds comprising such Borrower the following representations and warranties, which shall survive the execution and delivery hereof and of the Note:

                  (a) ORGANIZATION, STANDING, ETC. Such Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into this Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms hereof and thereof;

                  (b) FINANCIAL INFORMATION; DISCLOSURE, ETC. Such Borrower has furnished CAPCO with certain financial statements of such Borrower with respect to itself and the applicable Fund(s), all of which such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis and fairly present the financial position and results of operations of such Borrower and the applicable Funds on the dates and for the periods indicated. Neither this Agreement nor any financial statements, reports or other documents or certificates furnished to CAPCO by such Borrower on behalf of the applicable Fund(s) in connection with the transactions contemplated hereby contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements contained herein or therein in light of the circumstances when made not misleading;

                  (c) AUTHORIZATION; COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of such Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the charter, by-laws or trust agreement, as applicable, of such Borrower or of any borrowing restrictions or prospectus or statement of additional information of such Borrower or the applicable Fund(s), or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower on behalf of the applicable Fund(s), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the applicable Fund(s) pursuant to any such term. Such Borrower is not in violation of any term of its respective charter, by-laws or trust agreement, as applicable, and such Borrower and the applicable Fund(s) are not in violation of any material term of any agreement or instrument to which they are a party, or to the best of such Borrower's knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them;

                  (d) SEC COMPLIANCE. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Such Borrower and the applicable Fund(s) are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or the applicable Fund(s);

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                  (e) LITIGATION. There is no action, suit or proceeding pending or, to the best of each Borrower's knowledge, threatened against such Borrower or the applicable Fund(s) in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by this Agreement or which could reasonably be expected to have a material adverse effect on the assets or business operations of such Borrower or the applicable Fund(s) or the ability of such applicable Fund(s) to pay and perform their respective obligations hereunder and under the Notes; and

                  (f) FUNDS' OBLIGATION FOR REPAYMENT. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are SUBJECT TO and liable for such Loans. CAPCO may only seek repayment from the assets of the Fund of a Borrower that obtained a Loan, and may not seek repayment of that Loan from the assets of any other Fund of that Borrower.

         13. AFFIRMATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund(s), such Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) To deliver to CAPCO as soon as possible and in any event within seventy-five (75) days after the end of each fiscal year of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statements of Operations and Statements of Changes in Net Assets of each applicable Fund for such fiscal year, as set forth in each applicable Fund's Annual Report to shareholders TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit as of the end of such fiscal year;

                  (b) To deliver to CAPCO as soon as available and in any event within seventy-five (75) days after the end of each semiannual period of such Borrower and the applicable Fund(s), Statements of Assets and Liabilities, Statement of Operations and Statements of Changes in Net Assets of each applicable Fund as of the end of such semiannual period, as set forth in each applicable Fund's Semiannual Report to shareholders, TOGETHER WITH a calculation of the maximum amount which each applicable Fund could borrow under its Borrowing Limit at the end of such semiannual period;

                  (c) To deliver to CAPCO prompt notice of the occurrence of any event or condition which constitutes, or is likely to result in, a change in such Borrower or any applicable Fund which could reasonably be expected to materially adversely affect the ability of any applicable Fund to promptly repay outstanding Loans made for its benefit or the ability of such Borrower or the applicable Fund(s) to perform their respective obligations under this Agreement or the Note;

                  (d) To do, or cause to be done, all things necessary to preserve and keep in full force and effect the corporate or trust existence of such Borrower and all permits, rights and privileges necessary for the conduct of its businesses and to comply in all material respects with all applicable laws, regulations and orders, including without limitation, all rules and regulations promulgated by the SEC;

                  (e) To promptly notify CAPCO of any litigation, threatened legal proceeding or investigation by a governmental authority which could reasonably be expected to materially affect the ability of any applicable Fund to promptly repay the outstanding Loans made for its benefit hereunder or the ability of such Borrower or the applicable Fund(s) to otherwise perform their respective obligations hereunder;

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                  (f) In the event a Loan for the benefit of a  particular  Fund is not repaid in full within 10 days after the date it is borrowed, and until such Loan is repaid in full, to deliver to CAPCO, within two business days after each Friday occurring after such 10th day, a statement setting forth the total assets of such Fund as of the close of business on each such Friday; and

                  (g) Upon the request of CAPCO, which may be made by CAPCO from time to time in the event CAPCO in good faith believes that there has been a material adverse change in the capital markets generally, to deliver to CAPCO, within two business days after any such request, a statement setting forth the total assets of each Fund for whose benefit a Loan is outstanding on the date of such request.

         14. NEGATIVE COVENANTS OF THE BORROWERS. Until such time as all amounts of principal, interest and other sums due to CAPCO by a Borrower pursuant to any Loan made to such Borrower for the benefit of the applicable Fund(s) is irrevocably paid in full, and until CAPCO is no longer obligated to make Loans to such Borrower for the benefit of the applicable Fund, such Borrower (on behalf of its respective Fund(s)) severally agrees:

                  (a) Unless CAPCO has breached its obligations to lend hereunder or becomes insolvent or the subject of a receivership proceeding, not to incur any indebtedness for borrowed money (other than overdrafts incurred at the custodian of the Funds from time to time in the ordinary course of business, and reverse repurchase agreements, mortgage dollar rolls, and other such transactions that could be construed as "borrowed money") EXCEPT the Loans, without the prior written consent of CAPCO, which consent will not be unreasonably withheld; and

                  (b) Not to dissolve or terminate its existence, or merge or consolidate with any other person or entity, or sell all or substantially all of its assets in a single transaction or series of related transactions (OTHER THAN assets consisting of margin stock), each without the prior written consent of CAPCO, which consent will not be unreasonably withheld; PROVIDED THAT a Borrower or Fund may without such consent merge, consolidate with, or purchase substantially all of the assets of, or sell substantially all of its assets to, an affiliated investment company or series thereof, as provided for in Rule 17a-8 under the Investment Company Act of 1940.

         15. EVENTS OF DEFAULT. If any of the following events (each an "EVENT OF DEFAULT") shall occur (it being understood that an Event of Default with respect to one Fund shall not constitute an Event of Default with respect to any other Fund):

                  (a) A Fund shall default in the payment of principal or interest on any Loan or any other fee due hereunder for a period of five days after the same becomes due and payable, whether at maturity or, with respect to any Facility Fee, at a date fixed for the payment thereof;

                  (b) A Fund shall default in the performance of or compliance with any term contained in SECTION 13 and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

                  (c) A Fund shall default in the performance of or compliance with any term contained in SECTION 14;

                  (d) A Fund shall default in the performance of or compliance with any other term contained herein and such default shall not have been remedied within 30 days after written notice thereof shall have been given to the applicable Borrower on behalf of such Fund by CAPCO;

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                  (e) Any  representation  or warranty made by or on behalf of a
Fund herein or pursuant hereto shall prove to have been false or incorrect in any material respect when made; or

                  (f) USAA Investment Management Company or any successor manager or investment adviser (PROVIDED THAT such successor manager or investment advisor is a wholly-owned subsidiary of United Services Automobile Association and/or CAPCO) shall cease to be the manager and investment advisor of a Fund; PROVIDED THAT USAA Investment Management Company (or its successor) shall be permitted to hire one or more of the existing subadvisers listed on SCHEDULE B as subadvisers for any Fund and may add new subadvisers as provided in SECTION 16(B);

then, in any event, and at any time thereafter, if any Event of Default shall be continuing, CAPCO may by written notice to the applicable Borrower (i) terminate its commitment to make any Loan hereunder to such Borrower with respect to such Fund, whereupon said commitment shall forthwith terminate without any other notice of any kind and (ii) declare the principal and interest in respect of any outstanding Loans with respect to such Fund, and all other amounts due hereunder with respect to such Fund, to be immediately due and payable whereupon the principal and interest in respect thereof and all other amounts due hereunder shall become forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrowers on behalf of the applicable Funds.

         16.      NEW BORROWERS; NEW FUNDS; NEW SUBADVISERS

                  (a) So long as no Event of Default or condition which, with the passage of time or the giving of notice, or both, would constitute or become an Event of Default has occurred and is continuing, and with the prior consent of CAPCO, which consent will not be unreasonably withheld:

                           (i) Any investment company that becomes part of the same "GROUP OF INVESTMENT COMPANIES" (as that term is defined in Rule 11a-3 under the Investment Company Act of 1940) as the original Borrowers to this Agreement, may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement) and such other documents as CAPCO may reasonably request, become a party to this Agreement and may become a "BORROWER" hereunder; and

                           (ii) A Borrower may, by submitting an amended SCHEDULE A and EXHIBIT B to this Agreement to CAPCO (which amended SCHEDULE A and EXHIBIT B shall replace SCHEDULE A and EXHIBIT B which are then a part of this Agreement), add additional Funds for whose benefit such Borrower may borrow Loans. No such amendment of SCHEDULE A to this Agreement shall amend the Borrowing Limit applicable to any Fund without the prior consent of CAPCO.

                  (b) A Borrower may, by submitting an amended SCHEDULE B to this Agreement to CAPCO (which amended SCHEDULE B shall replace the SCHEDULE B which is then a part of this Agreement), add new subadvisers, which are not currently subadvising any other Fund.

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         17. LIMITED RECOURSE.  CAPCO agrees (a) that any claim,  liability,  or obligation arising hereunder or under the Note whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof) and (b) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Note with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Note (as determined in accordance with the provisions hereof).

         18. REMEDIES ON DEFAULT. In case any one or more Events of Default shall occur and be continuing, CAPCO may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceedings, against the applicable Borrower on behalf of the applicable defaulting Fund(s), as the case may be. In the case of a default in the payment of any principal or interest on any Loan or in the payment of any fee due hereunder, the relevant Fund(s) (to be allocated among such Funds as the Borrowers deem appropriate) severally shall pay to CAPCO such further amount as shall be sufficient to cover the cost and expense of collection, including, without limitation, reasonable attorney's fees and expenses from the relevant Fund.

         19. NO WAIVER OF REMEDIES. No course of dealing or failure or delay on the part of CAPCO in exercising any right or remedy hereunder or under the Note shall constitute a waiver of any right or remedy hereunder or under the Note, nor shall any partial exercise of any right or remedy hereunder or under the Note preclude any further exercise thereof or the exercise of any other right or remedy hereunder or under the Note. Such rights and remedies expressly provided are cumulative and not exclusive of any rights or remedies which CAPCO would otherwise have.

         20. EXPENSES. Each of the Funds severally shall pay on demand all reasonable out-of-pocket costs and expenses (including reasonable attorney's fees and expenses) incurred by CAPCO in connection with the collection and any other enforcement proceedings of or regarding this Agreement, any Loan or the Note against such Fund.

         21. BENEFIT OF AGREEMENT. This Agreement and the Note shall be binding upon and inure for the benefit of and be enforceable by the respective successors and assigns of the parties hereto; PROVIDED THAT no party to this Agreement or the Note may assign any of its rights hereunder or thereunder without the prior written consent of the other parties.

         22. NOTICES AND OTHER COMMUNICATIONS; FACSIMILE COPIES

         (A) GENERAL. Unless otherwise expressly provided herein, all notices, requests and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed, or delivered to the applicable address or facsimile number, or (subject to SUBSECTION (C) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

                  (i) if to the Borrowers, to the address, facsimile number, electronic mail address, or telephone number specified for such Person on EXHIBIT B or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties; and

1312577v1

                  (ii) if to CAPCO, to the address, facsimile number, electronic mail address, or telephone number specified on EXHIBIT C or to such other address, facsimile number, electronic mail address, or telephone number as shall be designated by such party in a notice to the other parties.

All such notices and other communications shall be deemed to be given or made upon the EARLIER to occur of (i) actual receipt by the relevant party hereto and
(ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by certified mail, when signed for by or on behalf of the relevant party hereto; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (C) below), when delivered. In no event shall a voicemail message be effective as a notice, communication or confirmation hereunder.

         (b) EFFECTIVENESS OF FACSIMILE DOCUMENTS AND SIGNATURES. This Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on all Borrowers and the Bank. The Bank may also require that any such documents and signatures be confirmed by a manually-signed original thereof; PROVIDED HOWEVER, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

         (c) LIMITED USE OF ELECTRONIC MAIL. Electronic mail and Internet and intranet websites may be used only to distribute routine communications, such as drafts of loan documents and financial statements and other information as provided in Section 13, and to distribute this Agreement and the other documents to be executed in connection herewith for execution by the parties thereto, and may not be used for any other purpose.

         23. MODIFICATIONS. No provision of this Agreement or the Note may be waived, modified or discharged EXCEPT by mutual written agreement of all parties. THIS WRITTEN LOAN AGREEMENT AND THE NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

         24. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the state of Texas without regard to the choice of law provisions thereof. Chapter 346 of the Texas Finance Code shall not apply to this Agreement or the Loans made hereunder.

         25. TRUST DISCLAIMER. Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

         26. PUBLICITY. Neither CAPCO nor the Borrowers will use any name, trademark, or trade name of the other without that other party's prior written consent.

1312577v1

If this letter correctly reflects your agreement with us, please execute both copies hereof and return one to us, whereupon this Agreement shall be binding upon the Borrowers (not in their individual capacity, but on behalf of their respective Funds listed on SCHEDULE A hereto) and CAPCO.

Sincerely,

USAA CAPITAL CORPORATION


By:      /S/ EDWIN T. MCQUISTON
         -------------------------------
         Edwin T. McQuiston
         Senior Vice President-Treasurer

Signature to the Facility Agreement Letter dated January 6, 2005, between USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A hereto) and CAPCO.

AGREED AND ACCEPTED

USAA MUTUAL FUND, INC.,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement

By:      /S/ CHRISTOPHER W. CLAUS
         -------------------------------
         Christopher W. Claus, President

USAA     INVESTMENT  TRUST,
         on behalf of and for the  benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement

By:      /S/ CHRISTOPHER W. CLAUS
         -------------------------------
         Christopher W. Claus, President

         USAA TAX EXEMPT FUND, INC.,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement

By:      /S/ CHRISTOPHER W. CLAUS
         -------------------------------
         Christopher W. Claus, President

USAA     STATE TAX-FREE TRUST,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement

By:      /S/ CHRISTOPHER W. CLAUS
         -------------------------------
         Christopher W. Claus, President

USAA     LIFE  INVESTMENT  TRUST,
         on behalf of and for the benefit
         of its series of Funds as set forth
         on SCHEDULE A to this Agreement

By:      /S/ KRISTI A. MATUS
         --------------------------
         Kristi A. Matus, President

                     SCHEDULE A TO FACILITY AGREEMENT LETTER

                  FUNDS FOR WHOSE BENEFIT LOANS CAN BE BORROWED
               UNDER FACILITY AGREEMENT LETTER AND BORROWING LIMIT


BORROWER                     FUNDS                      MAXIMUM PERCENT OF THE
                                                        TOTAL ASSETS WHICH CAN
                                                        BE BORROWED UNDER
                                                        FACILITY AGREEMENT WITH
                                                        CAPCO


USAA Mutual Fund, Inc.       USAA Aggressive Growth           5% of Total Assets
                             USAA Growth & Income                             "
                             USAA Income Stock                                "
                             USAA Short-Term Bond                             "
                             USAA Money Market                                "
                             USAA Growth                                      "
                             USAA Income                                      "
                             USAA S&P 500 Index (Member and Reward classes)   "
                             USAA Science & Technology                        "
                             USAA First Start Growth                          "
                             USAA High Yield Opportunities                    "
                             USAA Intermediate-Term Bond                      "
                             USAA Small Cap Stock                             "
                             USAA Extended Market Index                       "
                             USAA Nasdaq-100 Index                            "
                             USAA Capital Growth                              "
                             USAA Value                                       "


USAA Investment Trust        USAA Cornerstone Strategy                        "
                             USAA Precious Metals and Minerals                "
                             USAA International                               "
                             USAA World Growth                                "
                             USAA GNMA Trust                                  "
                             USAA Treasury Money Market Trust                 "
                             USAA Emerging Markets                            "
                             USAA Growth and Tax Strategy                     "
                             USAA Balanced Strategy                           "
                             USAA Total Return Strategy                       "


USAA Tax Exempt Fund, Inc.   USAA Long-Term                                   "
                             USAA Intermediate-Term                           "
                             USAA Short-Term                                  "
                             USAA Tax Exempt Money Market                     "
                             USAA California Bond                             "
                             USAA California Money Market                     "
                             USAA New York Bond                               "
                             USAA New York Money Market                       "
                             USAA Virginia Bond                               "
                             USAA Virginia Money Market                       "

USAA State Tax-Free Trust    USAA Florida Tax-Free Income                     "
                             USAA Florida Tax-Free Money Market               "

USAA Life Investment Trust   USAA Life Income                                 "
                             USAA Life Growth and Income                      "
                             USAA Life World Growth                           "
                             USAA Life Diversified Assets                     "
                             USAA Life Aggressive Growth                      "

                     SCHEDULE B TO FACILITY AGREEMENT LETTER

                              PERMITTED SUBADVISERS



         Barrow, Hanley, Mewhinney & Strauss, Inc.
         Batterymarch Financial Management, Inc.
         The Boston Company Asset Management, LLC
         Grantham, Mayo, Van Otterloo & Co. LLC
         Loomis, Sayles & Company, L.P.
         Marsico Capital Management, LLC
         Merrill Lynch Quantitative Advisers
         MFS Investment Management
         Northern Trust Investments, N.A.
         Wellington Management Company, LLP


                                                                      Schedule B

1312577v1

                     EXHIBIT A TO FACILITY AGREEMENT LETTER

                           MASTER GRID PROMISSORY NOTE


U.S. $300,000,000                                        Dated: January 06, 2005


         FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 06, 2005 (as amended or modified, the "AGREEMENT"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, TOGETHER WITH accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.


         This Note shall be governed by the laws of the state of Texas.


                                                                       Exhibit A

1312577v1

Signature to the Master Grid Promissory Note dated January 06, 2005, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A to the Agreement) payable to CAPCO.

                                        USAA MUTUAL FUND, INC.,
                                             on behalf of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE A to the Agreement

                                        By:
                                             ----------------------------------
                                             Christopher W. Claus, President


                                        USAA INVESTMENT TRUST,
                                             on behalf of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE A to the Agreement

                                        By:
                                             ----------------------------------
                                             Christopher W. Claus, President


                                        USAA TAX EXEMPT FUND, INC.,
                                             on behalf of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE A to the Agreement

                                        By:
                                             ----------------------------------
                                             Christopher W. Claus, President


                                        USAA STATE  TAX-FREE TRUST,
                                             on  behalf  of and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE  A to the  Agreement

                                        By:
                                             ----------------------------------
                                             Christopher W. Claus, President


                                        USAA LIFE INVESTMENT TRUST,
                                             on  behalf of  and for the benefit
                                             of its series of Funds as set forth
                                             on SCHEDULE  A to the  Agreement

                                        By:
                                             ----------------------------------
                                             Kristi A. Matus, President

                                                                      Exhibit A

                                SCHEDULE TO NOTE

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 06, 2005, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., USAA STATE TAX-FREE TRUST and USAA LIFE INVESTMENT TRUST (not in their individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower) payable to the order of USAA CAPITAL CORPORATION.


[GRID]
Date of
Loan

Borrower
and Fund

Amount of
Loan

Type of Rate and
Interest Rate on
Date of  Borrowing

Amount of
Principal
Repaid

Date of
Repayment

Other
Expenses

Notation made
by

                                    EXHIBIT B


                     EXHIBIT B TO FACILITY AGREEMENT LETTER

                           BORROWER INFORMATION SHEET


BORROWERS:     USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA
               TAX EXEMPT FUND, INC. and USAA STATE TAX-FREE TRUST


ADDRESS FOR NOTICES AND OTHER COMMUNICATIONS TO THESE BORROWERS:

               9800 Fredericksburg Road
               San Antonio, Texas 78288 (for Federal Express, 78240)

               Attention:       Clifford A. Gladson
                                Senior Vice President, Fixed Income Investments
                                USAA Investment Management Company
               Telephone:       (210) 498-6508
               Cellphone:       (210) 913-6508
               Telecopy:        (210) 498-6707
               e-mail:          CLIFF.GLADSON@USAA.COM

               Attention:       Stuart H. Wester
                                Vice President, Equity Investments
                                USAA Investment Management Company
               Telephone:       (210) 498-7611
               Telecopy:        (210) 498-4446
               e-mail:          STUART.WESTER@USAA.COM

               Attention:       Roberto Galindo, Jr.
                                Assistant Vice President,
                                Portfolio Accounting/Financial Administration
                                USAA Investment Management Company
               Telephone:       (210) 498-7261
               Telecopy:        (210) 498-0382 or 498-7819
               Telex:           767424
               e-mail:          bob.galindo@usaa.com


ADDRESS FOR BORROWING AND PAYMENTS:

               9800 Fredericksburg Road
               San Antonio, Texas 78288 (for Federal Express, 78240)

               Attention:       Roberto Galindo, Jr.
                                Assistant Vice President,
                                Portfolio Accounting/Financial Administration
                                USAA Investment Management Company
               Telephone:       (210) 498-7261
               Telecopy:        (210) 498-0382 or 498-7819

               e-mail:          bob.galindo@usaa.com

BORROWERS:     USAA LIFE INVESTMENT TRUST


ADDRESS FOR NOTICES AND OTHER COMMUICATIONS TO THIS BORROWER:

               9800 Fredericksburg Road
               San Antonio, Texas 78288 (for Federal Express, 78240)

               Attention:       Roberto Galindo, Jr.
                                Assistant Vice President, Portfolio Accounting
                                & Financial Administration
                                USAA Investment Management Company
               Telephone:       (210) 498-7261
               Telecopy:        (210) 498-0382 or 498-7819
               e-mail:          bob.galindo@usaa.com

ADDRESS FOR BORROWING AND PAYMENTS:

               9800 Fredericksburg Road
               San Antonio, Texas 78288 (for Federal Express, 78240)

               Attention:       Roberto Galindo, Jr.
                                Assistant Vice President, Portfolio Accounting
                                & Financial Administration
                                USAA Investment Management Company
               Telephone:       (210) 498-7261
               Telecopy:        (210) 498-0382 or 498-7819
               e-mail:          bob.galindo@usaa.com



INSTRUCTIONS FOR PAYMENTS TO BORROWER:

WE PAY VIA:      X    FED FUNDS               CHIPS
            ----------              ----------


                                                                       Exhibit B

TO: (PLEASE PLACE BANK NAME, CORRESPONDENT NAME (IF APPLICABLE), CHIPS AND/OR FED FUNDS ACCOUNT NUMBER BELOW)

USAA MUTUAL FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA AGGRESSIVE GROWTH FUND                          ACCT.# 6938-502-9

USAA GROWTH & INCOME FUND                            ACCT.# 6938-519-3

USAA INCOME STOCK FUND                               ACCT.# 6938-495-6

USAA SHORT-TERM BOND FUND                            ACCT.# 6938-517-7

USAA MONEY MARKET FUND                               ACCT.# 6938-498-0

USAA GROWTH FUND                                     ACCT.# 6938-490-7

USAA INCOME FUND                                     ACCT.# 6938-494-9

USAA SCIENCE & TECHNOLOGY FUND                       ACCT.#6938-515-1

USAA FIRST START GROWTH FUND                         ACCT.#6938-468-3

USAA HIGHYIELD OPPORTUNITIES FUND                    ACCT.#6938-576-3

USAA INTERMEDIATE-TERM BOND FUND                     ACCT.#6938-577-1

USAA SMALL CAP STOCK FUND                            ACCT.#6938-578-9

USAA NASDAQ-100 INDEX FUND                           ACCT.#6938-794-2

USAA CAPITAL GROWTH FUND                             ACCT.#6938-796-7

USAA VALUE FUND                                      ACCT.#6938-799-1

NORTHERN TRUST COMPANY, CHICAGO, ILLINOIS

ABA #071000152

USAA S&P 500 INDEX FUND                              ACCT.#2616882

J P MORGAN CHASE BANK, NEW YORK, NY

ABA #021000021

USAA EXTENDED MARKET INDEX FUND                      ACCT.#P83544

USAA INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA CORNERSTONE STRATEGY FUND                       ACCT.# 6938-487-3

USAA PRECIOUS METALS AND MINERALS FUND               ACCT.# 6938-488-1

USAA INTERNATIONAL FUND                              ACCT.# 6938-497-2

USAA WORLD GROWTH FUND                               ACCT.# 6938-504-5

USAA GNMA TRUST                                      ACCT.# 6938-486-5

USAA TREASURY MONEY MARKET TRUST                     ACCT.# 6938-493-1

USAA EMERGING MARKETS FUND                           ACCT.# 6938-501-1

USAA GROWTH AND TAX STRATEGY FUND                    ACCT.# 6938-509-4

USAA BALANCED STRATEGY FUND                          ACCT.# 6938-507-8

USAA TOTAL RETURN STRATEGY FUND                      ACCT.# TBD

USAA TAX EXEMPT FUND, INC.

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA LONG-TERM FUND                                  ACCT.# 6938-492-3

USAA INTERMEDIATE-TERM FUND                          ACCT.# 6938-496-4

USAA SHORT-TERM FUND                                 ACCT.# 6938-500-3

USAA TAX EXEMPT MONEY MARKET FUND                    ACCT.# 6938-514-4

USAA CALIFORNIA BOND FUND                            ACCT.# 6938-489-9

USAA CALIFORNIA MONEY MARKET FUND                    ACCT.# 6938-491-5

USAA NEW YORK BOND FUND                              ACCT.# 6938-503-7

USAA NEW YORK MONEY MARKET FUND                      ACCT.# 6938-511-0

USAA VIRGINIA BOND FUND                              ACCT.# 6938-512-8

USAA VIRGINIA MONEY MARKET FUND                      ACCT.# 6938-513-6

                                                                       Exhibit B

USAA STATE TAX-FREE TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA FLORIDA TAX-FREE INCOME FUND                    ACCT.# 6938-473-3

USAA FLORIDA TAX-FREE MONEY MARKET FUND              ACCT.# 6938-467-5


USAA LIFE INVESTMENT TRUST

STATE STREET BANK AND TRUST COMPANY, BOSTON, MASSACHUSETTS

ABA #011000028

USAA LIFE INCOME FUND                                ACCT.# 6938-607-6

USAA LIFE GROWTH & INCOME FUND                       ACCT.# 6938-606-8

USAA LIFE WORLD GROWTH FUND                          ACCT.# 6938-605-0

USAA LIFE DIVERSIFIED ASSETS FUND                    ACCT.# 6938-604-3

USAA LIFE AGGRESSIVE GROWTH FUND                     ACCT.# 6938-608-4


                                                                       Exhibit B

                                    EXHIBIT C

                      ADDRESS FOR USAA CAPITAL CORPORATION

                                    USAA Capital Corporation
                                    9800 Fredericksburg Road
                                    San Antonio, Texas 78288

                                    Attention:           Edwin T. McQuiston
                                    Telephone:           (210) 498-2296
                                    Telecopy:            (210) 498-6566


                                                                       Exhibit C

                     EXHIBIT D TO FACILITY AGREEMENT LETTER

                              OFFICER'S CERTIFICATE

Mark S. Howard hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (each a "BORROWER" and collectively the "BORROWERS"), and that he is authorized to execute this Certificate on behalf of the Borrowers. The undersigned hereby further certifies to the following:

Any one of the Chairman and Chief Executive Officer of United States Automobile Association ("USAA"), the Executive Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Funds, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated January 6, 2005, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.

NAME                    OFFICE                               SIGNATURE
----                    ------                               ---------

Robert G. Davis         Chairman and Chief Executive
                        Officer of USAA                  ______________________


Josue Robles, Jr.       Executive Vice President-Chief
                        Financial Officer/Corporate
                        Treasurer of USAA                ______________________


Edwin T. McQuiston      Senior Vice President-Corporate
                        Finance and Assistant Treasurer
                        of USAA                          ______________________


David M. Holmes         Treasurer of the Borrowers       ______________________


Roberto Galindo, Jr.    Assistant Treasurer of the
                        Borrowers                       _______________________


IN WITNESS WHEREOF, I have executed the Certificate as of this 6th day of January, 2005.


---------------------------------
Mark S. Howard
Secretary


I, Christopher W. Claus, officer of the Borrowers, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrowers and that his signature set forth above is his true and correct signature.

Date:  January 6, 2005


                                              ---------------------------------
                                              Christopher W. Claus, Officer

                                                                       Exhibit D

                           MASTER GRID PROMISSORY NOTE


U.S. $300,000,000                                        Dated: January 06, 2005

         FOR VALUE RECEIVED, each of the undersigned (each a "BORROWER" and collectively the "BORROWERS"), severally and not jointly and not in their individual capacities, but on behalf of and for the benefit of the series of funds comprising each such Borrower as listed on SCHEDULE A to the Agreement as defined below (each a "FUND" and collectively the "FUNDS") promises to pay to the order of USAA Capital Corporation ("CAPCO") at CAPCO's office located at 9800 Fredericksburg Road, San Antonio, Texas 78288, in lawful money of the United States of America, in immediately available funds, the principal amount of all Loans made by CAPCO to such Borrower for the benefit of the applicable Funds under the Facility Agreement Letter dated January 06, 2005 (as amended or modified, the "AGREEMENT"), among the Borrowers and CAPCO, together with interest thereon at the rate or rates set forth in the Agreement. All payments of interest and principal outstanding shall be made in accordance with the terms of the Agreement.

         This Note evidences Loans made pursuant to, and is entitled to the benefits of, the Agreement. Terms not defined in this Note shall be as set forth in the Agreement.

         CAPCO is authorized to endorse the particulars of each Loan evidenced hereby on the attached Schedule and to attach additional Schedules as necessary, provided that the failure of CAPCO to do so or to do so accurately shall not affect the obligations of any Borrower (or the Fund for whose benefit it is borrowing) hereunder.

         Each Borrower waives all claims to presentment, demand, protest, and notice of dishonor. Each Borrower agrees to pay all reasonable costs of collection, including reasonable attorney's fees in connection with the enforcement of this Note.

         CAPCO hereby agrees (i) that any claim, liability, or obligation arising hereunder or under the Agreement whether on account of the principal of any Loan, interest thereon, or any other amount due hereunder or thereunder shall be satisfied only from the assets of the specific Fund for whose benefit a Loan is borrowed and in any event in an amount not to exceed the outstanding principal amount of any Loan borrowed for such Fund's benefit, together with accrued and unpaid interest due and owing thereon, and such Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement) and (ii) that no assets of any Fund shall be used to satisfy any claim, liability, or obligation arising hereunder or under the Agreement with respect to the outstanding principal amount of any Loan borrowed for the benefit of any other Fund or any accrued and unpaid interest due and owing thereon or such other Fund's share of any other amount due hereunder and under the Agreement (as determined in accordance with the provisions of the Agreement).

         Neither the shareholders, trustees, officers, employees and other agents of any Borrower or Fund shall be personally bound by or liable for any indebtedness, liability or obligation hereunder or under the Note nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.


         This Note shall be governed by the laws of the state of Texas.

Signature to the Master Grid Promissory Note dated January 06, 2005, by USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (not in their individual capacities, but on behalf of and for the benefit of the series of funds set forth on SCHEDULE A TO THE AGREEMENT) payable to CAPCO.


                                      USAA MUTUAL FUND, INC.,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                      By:  /S/ CHRISTOPHER W. CLAUS
                                           ------------------------------------
                                           Christopher W. Claus, President


                                      USAA INVESTMENT TRUST,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                      By:  /S/ CHRISTOPHER W. CLAUS
                                           ------------------------------------
                                           Christopher W. Claus, President


                                      USAA TAX EXEMPT FUND, INC.,
                                           on behalf of and for the benefit
                                           of its series of Funds as set forth
                                           on SCHEDULE A to the Agreement

                                      By:  /S/ CHRISTOPHER W. CLAUS
                                           ------------------------------------
                                           Christopher W. Claus, President


                                      USAA STATE TAX-FREE TRUST,
                                           on  behalf of and for the benefit
                                           of  its series of Funds as  set forth
                                           on  SCHEDULE  A to the  Agreement

                                      By:  /S/ CHRISTOPHER W. CLAUS
                                           ------------------------------------
                                           Christopher W. Claus, President


                                      USAA LIFE  INVESTMENT TRUST,
                                           on  behalf of and for the  benefit
                                           of its  series of Funds as set forth
                                           on SCHEDULE  A to the Agreement

                                      By:  /S/ KRISTI A. MATUS
                                           ------------------------------------
                                           Kristi A. Matus, President

                         LOANS AND PAYMENT OF PRINCIPAL

This schedule (grid) is attached to and made a part of the Promissory Note dated January 06, 2005, executed severally and not jointly by USAA MUTUAL FUND, INC., USAA INVESTMENT TRUST, USAA TAX EXEMPT FUND, INC., USAA STATE TAX-FREE TRUST and USAA LIFE INVESTMENT TRUST (not in their individual capacity, but on behalf of and for the benefit of the series of funds comprising each such Borrower) payable to the order of USAA CAPITAL CORPORATION.

[GRID]
Date of Loan

Borrower
and Fund

Amount of
Loan

Type of Rate
and  Interest
Rate on Date of
Borrowing

Amount of
Principal
Repaid

Date of
Repayment

Other
Expenses

Notation made
by

                              OFFICER'S CERTIFICATE


Mark S. Howard hereby certifies that he is the duly elected Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust, and USAA Life Investment Trust (each a "BORROWER" and collectively the "BORROWERS"), and that he is authorized to execute this Certificate on behalf of the Borrowers. The undersigned hereby further certifies to the following:

Any one of the Chairman and Chief Executive Officer of United States Automobile Association ("USAA"), the Executive Vice President-Chief Financial Officer/Corporate Treasurer of USAA, or the Senior Vice President-Corporate Finance and Assistant Treasurer of USAA, together with either the Treasurer or Assistant Treasurer of the Borrowers, are duly authorized to act on behalf of the Funds, by transmitting telephonic, electronic mail, telex, or telecopy instructions and other communications with regard to borrowings and payments pursuant to the Facility Agreement dated January 6, 2005, with USAA Capital Corporation. The signature set opposite the name of each individual below is that individual's genuine signature.


NAME                    OFFICE                               SIGNATURE
----                    ------                               ---------

Robert G. Davis         Chairman and Chief Executive
                        Officer of USAA                  /S/ ROBERT G. DAVIS
                                                         ----------------------

Josue Robles, Jr.       Executive Vice President-Chief
                        Financial Officer/Corporate
                        Treasurer of USAA                /S/ JOSUE ROBLES, JR.
                                                         ----------------------

Edwin T. McQuiston      Senior Vice President-Corporate
                        Finance and Assistant Treasurer
                        of USAA                         /S/ EDWIN T. MCQUISTON
                                                        -----------------------

David M. Holmes         Treasurer of the Borrowers      /S/ DAVID M. HOLMES
                                                        -----------------------

Roberto Galindo, Jr.    Assistant Treasurer of the
                        Borrowers                      /S/ ROBERTO GALINDO, JR.
                                                       -------------------------


IN WITNESS WHEREOF, I have executed the Certificate as of this 6th day of January, 2004.


/S/ MARK S. HOWARD
-----------------------------------
Mark S. Howard
Secretary


I, Christopher W. Claus, officer of the Borrowers, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrowers and that his signature set forth above is his true and correct signature.

Date:  January 6, 2005
                                                 /S/ CHRISTOPHER W. CLAUS
                                                 -------------------------------
                                                 Christopher W. Claus, Officer

                             SECRETARY'S CERTIFICATE

                             USAA MUTUAL FUND, INC.
                              USAA INVESTMENT TRUST
                           USAA TAX EXEMPT FUND, INC.
                            USAA STATE TAX-FREE TRUST
                           USAA LIFE INVESTMENT TRUST

         I, Mark S. Howard being the Secretary of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (each a "Borrower" and collectively the "Borrowers") hereby certify to, and for the benefit of, USAA Capital Corporation that the following are true and correct:

1. Resolution. The attached resolutions were approved by all of the Board of Directors/Trustees of each Borrower on November 17, 2004 (USAA Mutual Fund, Inc.; USAA Investment Trust; USAA Tax Exempt Fund, Inc.; and USAA State Tax-Free Trust) and December 8 , 2004 (USAA Life Investment Trust) and such resolutions are now in full force and effect.

2. Organization. Each of the Borrowers is duly organized and existing.

3. Power. The Board of Directors/Trustees of each of the Borrowers which took the action called for by the resolutions attached hereto have the power to take such action.

4. Incumbency. The following-named individuals are duly elected, qualified, and acting officers of the Borrowers and hold the offices set forth opposite their respective names as of the date hereof, and the signatures set opposite the respective names and titles of said officers are their true and authentic signatures:

         NAME                   TITLE                     SPECIMEN SIGNATURE

Christopher W. Claus            President            /S/ CHRISTOPHER W. CLAUS
                                                     --------------------------


Kristi A. Matus President       President
                                USAA Life Investment /S/ KRISTI A. MATUS
                                Trust                --------------------------


Mark S. Howard                  Secretary           /S/ MARK S. HOWARD
                                                    ---------------------------

IN WITNESS WHEREOF, I have executed this Certificate as of this 6th day of January, 2005.

/S/ MARK S. HOWARD
------------------------------
Mark S. Howard, Secretary

I, Christopher W. Claus, Officer of the Borrowers, hereby certify that Mark S. Howard is, and has been at all times since a date prior to the date of this Certificate, the duly elected, qualified, and acting Secretary of the Borrowers and that his signature set forth above is his true and correct signature.


Date:  January 6, 2005                           /S/ CHRISTOPHER W. CLAUS
                                                 ------------------------------
                                                 Christopher W. Claus, Officer

January 6, 2005


USAA Capital Corporation
9800 Fredericksburg Rd.
San Antonio, Texas 78288

Ladies and Gentlemen:

I have acted as counsel to USAA Investment Management Company, Manager and Investment Adviser of USAA Mutual Fund, Inc., USAA Investment Trust, USAA Tax Exempt Fund, Inc., USAA State Tax-Free Trust and USAA Life Investment Trust (each a "Borrower" and collectively the "Borrowers"), in connection with (i) the $300,000,000 committed Master Revolving Credit Facility Agreement dated January 6, 2005 (the "Credit Agreement") between the Borrowers, for the benefit of each Borrower's series of funds (the "Funds"), and USAA Capital Corporation (the "CAPCO") and (ii) the Note (as such term is defined in the Credit Agreement) dated January 8, 2004 made by each Borrower in favor of the Bank (the "Note"). I am a Senior Vice President of USAA Investment Management Company, an indirect wholly-owned subsidiary of United Services Automobile Association ("USAA"). All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

I have examined such records, certificates and documents, and such questions of fact and law as I have deemed necessary or appropriate for the basis of the opinions hereinafter expressed.

Based upon and subject to the foregoing, but subject to the assumptions and qualifications set forth herein I am of the opinion that:

         1. Each Borrower is a corporation or trust duly organized, validly existing, and in good standing under applicable state laws and has all requisite corporate or trust power and authority to carry on its respective businesses as now conducted and proposed to be conducted, to enter into the Credit Agreement and all other documents to be executed by it in connection with the transactions contemplated hereby, to issue and borrow under the Note and to carry out the terms thereof.

         2. The execution, delivery and performance of the Credit Agreement and the Note, and borrowings hereunder, have been duly authorized by all necessary corporate or trust action of each Borrower and will not result in any violation of or be in conflict with or constitute a default under any term of the applicable Funds, or of any Borrowing Limit or prospectus or statement of additional information of such Borrower or its applicable Funds, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Borrower, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of such Borrower or its applicable Funds pursuant to any such term. No Borrower or its applicable Funds are in violation of any term of its respective charter, by-laws or trust agreement, and no Borrower or its applicable Funds are in violation of any material term of any agreement or instrument to which they are a party, or to the best of my knowledge, of any judgment, decree, order, statute, rule or governmental regulation applicable to them.

         3. Each Borrower and its applicable Funds are in compliance in all material respects with all federal and state securities or similar laws and regulations, including all material rules, regulations and administrative orders of the Securities and Exchange Commission (the "SEC") and applicable Blue Sky authorities. Each Borrower and its applicable Funds are in compliance in all material respects with all of the provisions of the Investment Company Act of 1940, and such Borrower has filed all reports with the SEC that are required of it or its applicable Funds.

         4. There is no action, suit or proceeding pending or, to the best of my knowledge, threatened against any Borrower or its applicable Funds in any court or before any arbitrator or governmental body which seeks to restrain any of the transactions contemplated by the Credit Agreement or which, if adversely determined, could have a material adverse effect on the assets or business operations of any Borrower or its applicable Funds or the ability of any Borrower and its applicable Funds to pay and perform their obligations under the Credit Agreement and under the Note.

         5. The Credit Agreement and the Note have been duly executed and delivered by each Borrower, for the benefit of its applicable Funds, and constitute the valid and binding obligations of each Borrower, for the benefit of its applicable Funds, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, receivership, moratorium or other applicable debtor relief laws and by general principles of equity.

         6. The assets of each Fund for whose benefit Loans are borrowed by the applicable Borrower are subject to and liable for such Loans and are available to the applicable Borrower for the repayment of such Loans.

In rendering the opinion expressed above, I have further assumed: (i) that the terms of the Credit Agreement will be strictly complied with by CAPCO; (ii) that there is not, nor shall there be, any form of compensation or charge, whether direct or indirect, by CAPCO in connection with any of the Loans, except as expressly set forth in the Credit Agreement; (iii) that there are not, nor will there be, any compensating balances, frozen funds, deposits or other funds of any Borrower or its applicable Funds which are pledged or hypothecated as security or which are given as any other form of compensation, whether direct or indirect, for the account or benefit of CAPCO in connection with Loans other than as provided in the Credit Agreement; (iv) that any fees which have been paid or may be paid to CAPCO or to any other party in connection with the Loans are for services actually rendered and that such fees will not exceed just and reasonable compensation for such services rendered; and (v) that the utilization fees, and any other fees to be paid to CAPCO in connection with the Loans shall be treated as interest by CAPCO for purposes of assuring that the interest charged by CAPCO on the Loans does not exceed the Maximum Lawful Rate.

In giving the foregoing opinions, I express no opinion other than as to the federal laws of the United States of America, and the laws of the state of Texas.

I am furnishing this letter to you in my capacity as counsel to USAA Investment Management Company, Manager and Investment Adviser of the Borrowers, and this letter is solely for the benefit of CAPCO. This letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,


/S/ MARK S. HOWARD
------------------
Mark S. Howard
Senior Vice President, Secretary and Counsel
USAA Investment Management Company